Exhibit 10.1

NOTICE OF COMMITMENT INCREASE REQUEST

Truist Bank, as Administrative Agent
3333 Peachtree Road, 7th Floor
Atlanta, Georgia 30326
Attention: Hays Wood
Telecopy Number: (404) 836-5879

February 7, 2025

Ladies and Gentlemen:

This Commitment Increase Request (this “Commitment Increase Request”) is delivered pursuant to Section 2.08(e) of the Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 25, 2014 (as amended by that certain First Omnibus Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement and Second Amended and Restated Guarantee and Security Agreement, dated as of May 25, 2017, that certain Second Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 4, 2019, that certain Third Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 10, 2021, that certain Fourth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 23, 2022, that certain Fifth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 29, 2022, that certain Sixth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 25, 2024, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PennantPark Investment Corporation (the “Company”), the Lenders from time to time party thereto and Truist Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

Pursuant to Section 2.08(e) of the Credit Agreement, the Company hereby requests that the Multicurrency Commitment be increased from $390,000,000 to $415,000,000 (the “Commitment Increase”). The Company intends to effectuate the Commitment Increase by increasing the Multicurrency Commitment of Truist Bank under the Credit Agreement from $100,000,000 to $125,000,000.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Commitment Increase Request as of the date first above written.

PENNANTPARK INVESTMENT CORPORATION

By: /s/ Jeffrey S. Sion
Name: Jeffrey S. Sion

Title: Authorized Signatory

Truist-PNNT - Notice of Commitment Increase Request (Truist Increase)